EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-65848) pertaining to the 1990 Incentive Plan of Gentner Communications Corporation of our report dated August 7, 1996, with respect to the financial statements of Gentner Communications Corporation included in the Annual Report (Form 10-KSB/A) for the year ended June 30, 1996.


                                                   ERNST & YOUNG LLP
                                                   /s/

Salt Lake City, Utah
November 4, 1996